UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007
LAIDLAW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-10657	98-0390488

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)
(630) 848-3000
(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On February 8, 2007, Laidlaw International, Inc. (“Laidlaw International” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FirstGroup plc (“FirstGroup”) and Fern Acquisition Vehicle Corporation (“Fern Acquisition”), a wholly owned subsidiary of FirstGroup, pursuant to which Fern Acquisition will be merged with and into the Company, with the Company as the surviving corporation. As a result, the Company will become a wholly owned subsidiary of FirstGroup (the “Merger”).
Pursuant to the terms of the Merger Agreement and subject to the conditions thereof, at the effective time of the Merger FirstGroup will acquire all of the outstanding shares of the Company’s common stock for a cash amount of $35.25 per share. Also at the effective time of the Merger, each Company stock option will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of $35.25 over the exercise price of the stock option multiplied by (ii) the total number of shares of Company common stock subject to the stock option. In addition, each outstanding restricted stock award and deferred stock award will fully vest and be cancelled and converted into the right to receive the cash amount of $35.25 per share, in the same manner as shares of the Company’s common stock.
The Company has amended its Rights Agreement, dated June 23, 2003 (the “Rights Agreement”) to render the Rights Agreement inapplicable to the Merger. A more complete description of the amendment to the Rights Agreement is set forth in Item 3.03 of this Current Report on Form 8-K and is herein incorporated by reference.
The consummation of the Merger is subject to the approval of the Company’s stockholders, receipt of necessary approvals under U.S. and Canadian antitrust laws and other relevant regulatory authorities, and other customary closing conditions.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
Additional Information and Where to Find It
In connection with the proposed Merger and required stockholder approval, Laidlaw International will file with the Securities and Exchange Commission (the “SEC”) a proxy statement. The proxy statement will be mailed to the stockholders of Laidlaw International. Laidlaw International’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the Merger and Laidlaw International. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Laidlaw International by going to Laidlaw International’s Investors page on its corporate website at www.laidlaw.com.
Laidlaw International and its officers and directors may be deemed to be participants in the solicitation of proxies from Laidlaw’s stockholders with respect to the Merger. Information about Laidlaw International executive officers and directors and their ownership of Laidlaw International common stock is set forth in the proxy statement for the Laidlaw International 2007 Annual Meeting of Stockholders, which was filed with the SEC on December 29, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Laidlaw International and its respective executive officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.
In addition, FirstGroup and its officers and directors may be deemed to have participated in the solicitation of proxies from Laidlaw International’s stockholders in favor of the approval of the Merger. Information concerning FirstGroup’s directors and executive officers is set forth in its 2006 Annual Report and Accounts. These documents are available free of charge at the FirstGroup’s Investor Centre Website at http://www.firstgroup.com/corpfirst/investor/shareholder.php.

Item 3.03 Material Modification to Rights of Security Holders.
In connection with the Merger Agreement, the Company entered into that certain Amendment to the Rights Agreement (the “Amendment”), dated as of February 9, 2007, with Wells Fargo Bank, National Association (the “Rights Agent”) amending certain provisions of the Rights Agreement, by and between the Company and the Rights Agent.
The Amendment renders the Rights Agreement inapplicable to FirstGroup and Fern Acquisition solely as a result of (i) the approval, execution or delivery of Merger Agreement, (ii) the public or other announcement of the Merger Agreement or the transactions contemplated thereby, (iii) the consummation of the Merger or (iv) the consummation of any other transaction contemplated by the Merger Agreement. The Amendment also provides that rights issued pursuant to the Rights Agreement shall expire immediately prior to the effective time of the Merger if the Rights Agreement has not otherwise terminated. The Amendment shall be null and void if the Merger Agreement is terminated.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
On February 9, 2007, the Company announced that it entered into the Merger Agreement by press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 8, 2007, by and among Laidlaw International, Inc., Fern Acquisition Vehicle Corporation and FirstGroup plc
4.1	Amendment to Rights Agreement, dated as of February 8, 2007, by and between Laidlaw International, Inc. and Wells Fargo Bank, National Association, as Rights Agent
99.1	Press Release of Laidlaw International, Inc., dated February 9, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	LAIDLAW INTERNATIONAL, INC.

	By:	/s/ Beth Byster Corvino

	Name: Title:	Beth Byster Corvino Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 8, 2007, by and among Laidlaw International, Inc., Fern Acquisition Vehicle Corporation and FirstGroup plc
4.1	Amendment to Rights Agreement, dated as of February 8, 2007, by and between Laidlaw International, Inc. and Wells Fargo Bank, National Association, as Rights Agent
99.1	Press Release of Laidlaw International, Inc., dated February 9, 2007